                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    By signing below, I hereby constitute and appoint each of Robert A. Whitman and Val John Christensen, my true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as director and/or officer of Franklin Covey Co., a Utah corporation (the "Company"), which said attorney and agent may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-3 (or any other appropriate form) for the purpose of registering pursuant to the Securities Act up to 750,000 of the Company's Series A Preferred Shares, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me, in my name and behalf in my capacities as director and/or officer of the Company (individually or on behalf of the Company), such Registration Statement and any such abbreviated registration statement, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and hereby ratify and confirm all that said attorneys and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 22, 1999.

                                                          /s/ STEPHEN M. R. COVEY
--------------------------------------------   --------------------------------------------
               Hyrum W. Smith                               Stephen M. R. Covey

                                                         /s/ STEVEN C. WHEELWRIGHT
--------------------------------------------   --------------------------------------------
              Stephen R. Covey                             Steven C. Wheelwright

             /s/ JOHN L. THELER                            /s/ ROBERT H. DAINES
--------------------------------------------   --------------------------------------------
               John L. Theler                                Robert H. Daines

            /s/ J. SCOTT NIELSEN                            /s/ E.J. JAKE GARN
--------------------------------------------   --------------------------------------------
              J. Scott Nielsen                               E.J. "Jake" Garn

            /s/ DENNIS G. HEINER                           /s/ JOEL C. PETERSON
--------------------------------------------   --------------------------------------------
              Dennis G. Heiner                               Joel C. Peterson

              /s/ E. KAY STEPP
--------------------------------------------
                E. Kay Stepp

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    By signing below, I hereby constitute and appoint each of Robert A. Whitman and Val John Christensen, my true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as director and/or officer of Franklin Covey Co., a Utah corporation (the "Company"), which said attorney and agent may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-3 (or any other appropriate form) for the purpose of registering pursuant to the Securities Act up to 750,000 of the Company's Series A Preferred Shares, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me, in my name and behalf in my capacities as director and/or officer of the Company (individually or on behalf of the Company), such Registration Statement and any such abbreviated registration statement, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and hereby ratify and confirm all that said attorneys and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 22, 1999.

              /s/ BRIAN KRISAK                            /s/ DONALD J. MCNAMARA
--------------------------------------------   --------------------------------------------
                Brian Krisak                                Donald J. McNamara